                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

         Date of Report (Date of earliest event reported) : June 3, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
       (ON BEHALF OF PREFERREDPLUS 7.30% TRUST CERTIFICATES SERIES BLS-1)
             (Exact name of registrant as specified in its charter)

              DELAWARE        333-64767-02      13-3891329
          (State or other    (Commission    (I. R. S. Employer
          jurisdiction  of    File Number)  Identification No.)
           incorporation)

       WORLD FINANCIAL CENTER,                     10281
         NEW YORK,  NEW YORK                     (Zip Code)
        (Address of principal
         executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                         INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable

ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the Preferred Plus 7.30% Trust Certificates Series BLS-1 on June 3, 2002.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired.

                  Not applicable

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  99.1 Trustee's report in respect of the December 1, 2001 distribution to holders of the Preferred Plus 7.30% Trust Certificates Series BLS-1

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    MERRILL LYNCH DEPOSITOR, INC.

      Date:  07/17/02               By:   /s/ Barry N. Finkelstein
                                          Name: Barry N. Finkelstein
                                          Title:  President

                                  EXHIBIT INDEX


            99.1 Trustee's report in respect of the June 03, 2002 distribution to holders of the Preferred Plus 7.30% Trust Certificates Series BLS-1.